UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 16, 2023

WHIRLPOOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3932	38-1490038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 North M-63

Benton Harbor, Michigan 49022-2692

(Address of principal executive offices) (Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	WHR	Chicago Stock Exchange and New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 16, 2023, Whirlpool EMEA Holdings LLC (the “Whirlpool Contributor”), a Delaware limited liability company and a wholly owned subsidiary of Whirlpool Corporation (the “Company”), entered into a contribution agreement (the “Agreement”) with Ardutch B.V. (the “Arçelik Contributor” and, together with the Whirlpool Contributor, the “Contributors”), a Dutch private limited company (besloten vennootschap) and wholly owned subsidiary of Arçelik A.Ş. (“Arçelik”). Pursuant to the terms of the Agreement, which has been approved by the Whirlpool Corporation Board of Directors, the Arçelik Contributor will carve out and contribute the European domestic appliances business operations of Arçelik into a wholly owned Dutch subsidiary of the Arçelik Contributor, Beko Europe B.V. (the “NewCo”). As part of the same Agreement, the Whirlpool Contributor will carve out and contribute its major domestic appliance European business operations of the Company into the NewCo in return for shares in the NewCo. The transaction includes Whirlpool’s nine production sites located in Italy, Poland, Slovakia, and the UK, as well as Arçelik’s two production facilities in Romania. Whirlpool’s former production facility in Russia will not be part of the combined company. Pursuant to the Agreement, as of closing of the Agreement, the Whirlpool Contributor will hold 25%, and the Arçelik Contributor will hold 75%, of the shares in NewCo, subject to an adjustment mechanism based on certain financial matters. The number of Board seats and extent of certain minority shareholder rights in NewCo will be based on the Company’s ownership percentage in NewCo, subject to certain thresholds.

Separately, the Company agreed in principle to the sale of its Middle East and North Africa business to Arçelik (the sale and purchase agreement for this transaction will be the “MENA SPA”). The Company will retain ownership of its EMEA KitchenAid business, including the small domestic appliance business, and Maytag, InSinkErator, and commercial appliance businesses.

The Company and Arçelik both entered into the Agreement as guarantors securing certain obligations of the Whirlpool Contributor and the Arçelik Contributor, respectively.

Key terms and conditions of the Agreement include the following:

•	Closing is subject to various conditions, including the following:

•	completion of the carve-outs of the Whirlpool Contributor’s European major domestic appliance business operations and the Arçelik Contributor’s European domestic appliances business operations;

•	merger control clearances by the European Commission and the relevant authorities in South Africa, the UK, Germany, Austria, Switzerland, and China;

•	review in relation to foreign domestic investment filings in Italy;

•

if the MENA SPA has been entered into before the date falling six weeks after the date of the Agreement (or such other date as agreed between the Contributors), the completion of the carve-out under the MENA SPA; and

•	no material breach of a fundamental warranty by either party.

•	The Agreement includes customary warranties, covenants and indemnities relating to the transactions contemplated by the Agreement.

•

Subject to satisfaction of the closing conditions, the closing of the transaction is currently expected to take place in the second half of 2023. Until the closing of the transaction, the Company and Arçelik will continue to operate their respective European domestic appliance businesses as independent businesses.

•

The Agreement contains customary termination rights for both Contributors, including if the closing has not occurred by 11:59 p.m. on the first anniversary of the date of the Agreement, which may be extended by six months by either Contributor, if such party reasonably believes the closing conditions can be satisfied in the extended time period.

•

The Agreement stipulates that in some jurisdictions, the Company’s carve-out and contribution to the NewCo and Arçelik’s carve-out and demerger into NewCo is subject to the completion of the information and consultation obligations with the relevant employee representative bodies.

The description of the Contribution Agreement is qualified in its entirety by reference to the complete text of the Contribution Agreement, a copy of which is provided as an exhibit to this Current Report on Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.

On January 17, 2023, the Company issued a press release announcing, among other matters referred to in Item 7.01 of this Current Report on Form 8-K, certain unaudited preliminary results for the year ended December 31, 2022. A copy of the press release is furnished hereto as Exhibit 99.1. The information furnished under Item 2.02 of this Current Report on Form 8-K is only the information set forth under the heading “Select 2022 Preliminary Results” of the press release.

Item 7.01.	Regulation FD Disclosure.

On January 17, 2023, the Company issued a press release announcing, among other things, the entrance into the Contribution Agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished under Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Forward-looking Statements

Certain statements in this Current Report on Form 8-K relating to the contribution of a majority of the Company’s European business as contemplated in the Contribution Agreement constitute “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current expectations regarding future events and speak only as of the date of this current report. There can be no guarantee that the transactions contemplated by the Contribution Agreement will be consummated by the dates noted in this current report or at all. Forward-looking statements involve significant risks and uncertainties, and should not be read as guarantees that either transaction will be consummated during the referenced time period or at all. Important factors that could cause actual results to differ materially from these expectations include, among other things, the ability to satisfy the necessary closing conditions or to obtain required approvals to complete the transaction on a timely basis or at all, the ability to obtain required regulatory approvals and to satisfy our obligations with respect to the relevant employee representative bodies, the ability to realize the anticipated benefits and synergies of the transaction as rapidly or to the extent anticipated, the transition of management of the contributed businesses from their historic owners to NewCo and the ability of NewCo management to execute on its strategies. In addition to these risks, reference should also be made to the factors discussed under “Risk Factors” in Whirlpool Corporation’s periodic filings with the Securities and Exchange Commission. Although the forward-looking statements contained in this current report are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this current report and, except as expressly required by applicable law, Whirlpool Corporation assumes no obligation to update or revise them to reflect new events or circumstances.

Website Disclosure

We routinely post important information for investors on our website, whirlpoolcorp.com, in the “Investors” section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 2.1*	Contribution Agreement dated January 16, 2023 by and among Whirlpool Corporation, Whirlpool EMEA Holdings LLC, Arçelik A.Ş., Beko Europe B.V. and Ardutch B.V.

Exhibit 99.1	Press Release dated January 17, 2023

Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: January 17, 2023	By:	/s/ James W. Peters
	Name:	James W. Peters
	Title:	Executive Vice President and Chief Financial Officer